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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 20, 1996, except for the first paragraph of
Note 7, as to which the date is August 19, 1996, in the Registration Statement on Form S-1 (No. 333-05665) for the registration of 3,450,000 shares of common stock.



                                             /s/ Ernst & Young LLP

                                             ERNST & YOUNG LLP

Chicago, Illinois
August 20, 1996